Exhibit 10.13

WE 150 Munson LLC

c/o Winstanley Enterprises LLC

150 Baker Avenue Extension, Suite 303

Concord, MA 01742

June 11, 2009

Mark Volchek

Higher One, Inc.

New Haven, CT 06511

Re:	Amendment to Lease

Dear Mr. Volchek,

Please find enclosed one (1) executed Lease Amendment for the property located at 150 Munson Street in New Haven, CT.

If there is anything you need from us please do not hesitate to contact our office.

Sincerely,

/s/ Pamela D’Ambrosio
Pamela D’Ambrosio
Administrative Assistant

Enclosure

AMENDMENT NO. 1 TO LEASE

THIS AMENDMENT NO. 1 TO LEASE (this “Amendment”) is made and entered into as of the 5th day of June, 2009 by and between Landlord and Tenant named below:

LANDLORD:	WE 150 Munson LLC c/o Winstanley Enterprises LLC 150 Baker Avenue Extension, Suite 303 Concord, Massachusetts 01742

TENANT:	Higher One, Inc. 150 Munson Street New Haven, Connecticut 06511

BUILDING:	150 Munson Street New Haven, Connecticut 06511

WHEREAS, Landlord and Tenant executed a lease dated as of November 1, 2007 (the “Lease”), by which Tenant leased approximately 45,871 rentable square feet in the Building and designated as Tenant 2A – Higher One, Tenant 3A – Higher One, Tenant 3B – Higher One (as defined in the Lease). The Rentable Square Footage of the Building is deemed to be 264,463 square feet; and

WHEREAS, Landlord and Tenant agree to correct certain provisions of the Lease to reflect the actual Rentable Square Footage of the Premises, expand the Premises, provide for a tenant improvement allowance, adjust Tenant’s Base Rent, Pro Rata Share, and extend the term of the Lease accordingly, under the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.	Capitalized terms used but not defined herein shall have the meaning ascribed to each in the Lease.

2.	Section 1. (e) is hereby amended as follows:

“Premises” means together, the Original Premises, the Expansion Premises, and the Additional Expansion Premises with an aggregate total rentable square footage of 51,150 rentable square feet.”

3.	Section 1. (f) is hereby amended as follows:

“Section 1. (f) Original Premises means the area shown on Exhibit A and Exhibit B attached hereto, consisting of approximately 29,270 rentable square feet and designated as “Tenant 2A – Higher One” on Exhibit A and as “Tenant 3A – Higher One” on Exhibit B, subject to the right of remeasurement as set forth in the Lease.”

4.	Section 1. (g) is hereby amended as follows:

“1. (g) Expansion Premises and Additional Expansion Premises” (collectively the “Total Expansion Premises”) means the area shown on Exhibit B attached hereto consisting of approximately 17,489 square feet known as the Expansion Premises and designated as “Tenant 3B – Higher One” and the area shown on Exhibit B consisting of approximately 4,391 square feet and known as the Additional Expansion Premises and designated as “Tenant 3D”, collectively the total Expansion Premises. The total rentable square footage of the Total Expansion Premises is deemed to be 21,880 rentable square feet, both subject to the right of remeasurement as set forth in the Lease.”

5.	The Commencement Date for the Additional Expansion Space, “Tenant 3D”, shall be December 1, 2009.

6.	Section 1. (h) is hereby amended as follows:

“1. (h) The “Rentable Square Footage of the Premises” is deemed to be 51,150 rentable square feet, as it may hereafter be adjusted.”

7.	Section 1. (i) “Base Rent” is hereby amended as follows:

“1. (i) “Base Rent” means:

Period	Rent Per RSF	Annual Base Rent	Monthly Installment
11/02/2007 – 4/30/2009	$16.00	$733,936.00	$61,161.00
(45,871 rsf)
5/01/2009 – 11/30/09	$16.32	$748,614.72	$62,384.56
(45,871 rsf)
12/01/2009 – 07/31/2011	$16.46	$841,929.00	$70,160.75
(Combined Premises consisting of 51,150 rsf)

The Base Rent may be adjusted in the event any portion of the Excess Cost, as defined in Exhibit C to Lease, is amortized over the initial Term.”

8. Section 1. (1) is hereby amended as follows:

“1. (1) Tenant’s Pro Rata Share” means, initially, 10.95%, which shall increase to 17.34% following the Expansion Premises Commencement Date, and 19.34% following the Additional Expansion Premises Commencement Date subject to adjustment following remeasurement of the Premises.”

9.	Section 1. (p) is hereby amended as follows:

“1. (p) Termination Date” means July 31, 2011.

10. Landlord agrees to contribute the sum of $60.00 per rentable square feet, of the 4,391 rentable square feet of the Additional Expansion Premises, toward the cost of the Initial Alterations (the “Allowance”) and the total amount of the allowance shall be calculated once the actual rentable square footage of the Additional Expansion Premises is determined and agreed to by Landlord and Tenant.

11. Landlord and Tenant represent and warrant to the other that each has full authority to enter into this Amendment No. 1 to Lease and further agree to hold harmless, defend, and indemnify the other from any loss, costs (including reasonable attorneys’ fees), damages, or claim arising from any lack of such authority.

12. Landlord and Tenant hereby represent and warrant to the other that each has not dealt with any broker, finder or like agent in connection with this Amendment and each does hereby agree to indemnify and hold the other, its agents and their officers, directors, shareholders, members, partners and employees, harmless of and from any claim of, or liability to, any broker finder or like agent claiming a commission or fee by reason of having dealt with either party in connection with the negotiation, execution or delivery of this Amendment, and all expenses related thereto, including without limitation, reasonable attorneys’ fees and disbursements.

13. As modified herein, the Lease is hereby ratified and confirmed and shall remain in full force and effect.

14. This Amendment constitutes the entire agreement by and between the parties hereto and supersedes any and all previous agreements, written or oral, between the parties. No modification or amendment of this Amendment shall be effective unless the same shall be in writing and signed by the parties hereto. The provisions of this Amendment shall inure to the benefit of, and be binding upon, the parties hereto and their respective legal representatives, successors and assigns.

[Signature page to follow]

IN WITNESS WHEREOF, the LANDLORD and TENANT have signed this Amendment No. 1 to Lease as of the day and year first above written.

Signed, Sealed, and Delivered In the Presence of:	LANDLORD:
WE 150 MUNSON LLC

/s/ Demian Gage	By:	WE Science Park LLC
Witness Demian Gage		Its Manager

/s/ Adam D. Winstanley		By:	WE Science Park Holdings LLC
Witness Adam D. Winstanley			Its Manager

			By:	Winstanley Enterprises LLC
Its Manager

				By:	/s/ Carter J. Winstanley
Name: Carter J. Winstanley
Title: Manager

Witness

Witness
TENANT:

HIGHER ONE, INC.

	By:	/s/ Mark Volchek
Name: Mark Volchek
Title: CFO

[Signature page to Amendment No. 1 to Lease by and between

WE 150 Munson LLC and Higher One, Inc.]

TENANT 2F – CTDC
10,500 S.F.
TENANT 2A – HIGHER ONE
17,227 S.F.
LOADING
CANOPY
BELOW
2F
2E
2D
2C
2B
TENANT 2G
686 S.F.
ELEVATOR
LOBBY
FCA1
3,837 S.F.
OPEN TO BELOW
VP8
TENANT 2E –
INCUBATOR 4
5,476 S.F.
TENANT 2D –
INCUBATOR 3
3,386 S.F.
TENANT 2C –
INCUBATOR 2
2,791 S.F.
TENANT 2B –
INCUBATOR 1
3,528 S.F.
NORTH

SECOND FLOOR PLAN

BASE LEASE PLAN

150 MUNSON STREET
NEW HAVEN, CT

0712.00
MAY 18, 2009

KEY

VP	VERTICAL PENETRATION
BCA	BUILDING COMMON AREA
FCA	FLOOR COMMON AREA
--	AVAILABLE TENANT AREA
--	CURRENT TENANT AREA
TVP	TENANT VERTICAL SHAFT
TMA	TENANT MECHANICAL AREA

TENANT 3C – YALE
9,515 S.F.
TENANT 3D
4,391 S.F.
TENANT 3A – HIGHER ONE
12,043 S.F.
VP1
468 S.F.
FCA3 1,573 S.F.
3B
3A
ELEVATOR LOBBY
FCA1 1,724 S.F.
VP10
FCA2
390 S.F.
TENANT 3B – HIGHER ONE
17,489
NORTH

THIRD FLOOR PLAN

BASE LEASE PLAN

150 MUNSON STREET
NEW HAVEN, CT

0712.00
MAY 18, 2009

KEY

VP	VERTICAL PENETRATION
FCA	FLOOR COMMON AREA
--	AVAILABLE TENANT AREA
--	YALE TENANT AREA
--	CURRENT TENANT AREA
TVP	TENANT VERTICAL SHAFT
TMA	TENANT MECHANICAL AREA